Exhibit 10.29

March 16, 2009

Q.E.P. Co., Inc.

Roberts Consolidated Industries, Inc.,

Roberts Holding International, Inc.,

Roberts Company Canada Limited,

Q.E.P. Zocalis Holding L.L.C.,

Boiardi Products Corporation,

Roberts Capitol, Inc.,

QEP-California, Inc.,

Q.E.P. Stone Holdings, Inc.,

1001 Broken Sound Parkway, NW, Suite A,

Boca Raton, Florida 33487

Re:	Forbearance Agreement Extension

Ladies and Gentlemen:

Q.E.P. CO., INC., a Delaware corporation, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation, ROBERTS COMPANY CANADA LIMITED, a corporation amalgamated under the laws of the province of Ontario, Canada, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company, BOIARDI PRODUCTS CORPORATION, a Florida corporation, ROBERTS CAPITOL, INC., a Florida corporation, QEP-CALIFORNIA, INC., a California corporation and Q.E.P. STONE HOLDINGS, INC., a Florida corporation (collectively “Borrower” or “you”) are obligated to BANK OF AMERICA, N.A., (“BOA”) and HSBC BANK USA, NATIONAL ASSOCIATION, (“HSBC” and together with BOA, the “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders, (hereinafter referred to as the “Agent”) pursuant to that certain third Amended and Restated Loan Agreement dated as of December 30, 2008 (as amended and in effect from time to time, the “Loan Agreement”), whereby Lenders have extended certain loans and other financial accommodations to Borrower secured by, among other things, a security interest in all the business assets of Borrower, and which payment and performance, now existing or hereafter arising, is guaranteed by Roberts Company Canada Limited (“Guarantor” and together with Borrower, Lenders, and Agent collectively the “Parties”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement unless otherwise specified herein.

The Parties entered into that certain Forbearance Agreement dated January 22, 2009 (the “Forbearance Agreement”), which terminates on March 16, 2009. The Parties have agreed that the Forbearance Period (as defined in the Forbearance Agreement) be extended from March 16, 2009 through April 16, 2009. The parties hereby agree that any and all references in the Forbearance Agreement to “March 16, 2009” are hereby deleted and replaced with a reference to “April 16, 2009”. The Forbearance Agreement shall remain unmodified except as set forth herein. This letter may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

If the terms of this letter are acceptable to you and you agree to be bound by them, please so indicate by signing and returning the enclosed copy of this letter. This letter shall not become effective unless it is signed by each of the parties to whom it is addressed and returned to the Agent, to be received no later than 5:00 p.m., March 16, 2009, TIME BEING OF THE ESSENCE.

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Seth Tyminski
Name:	Seth Tyminski
Its:	Assistant Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Seth Tyminski
Name:	Seth Tyminski
Its:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jose V. Mazariegos
Jose V. Mazariegos, Senior Vice President

ACCEPTED AND AGREED TO:

BORROWER:

Q.E.P. CO., INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

ROBERTS HOLDING INTERNATIONAL, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

ROBERTS COMPANY CANADA LIMITED

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

Q.E.P. ZOCALIS HOLDING L.L.C.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

BOIARDI PRODUCTS CORPORATION

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

ROBERTS CAPITOL, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

QEP-CALIFORNIA, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

Q.E.P. STONE HOLDINGS, INC.

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

GUARANTOR:

ROBERTS COMPANY CANADA LIMITED

By	/s/ Lewis Gould
Name:	Lewis Gould
Its:	President
(Duly Authorized)

cc: James C. Schulwolf, Esquire